POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Variable Life Separate Account	Investor Life	033-41830
Merrill Lynch Variable Life Separate Account	Investor Life Plus	033-41829
Merrill Lynch Variable Life Separate Account	Estate Investor I	033-55678
Merrill Lynch Variable Life Separate Account	Estate Investor II	033-55472
Merrill Lynch Variable Life Separate Account	Legacy Power	333-47844
Merrill Lynch Life Variable Life Separate Account II	Prime Plan I, II, III, and IV , Directed Life	033-43057
Merrill Lynch Life Variable Life Separate Account II	Directed Life 2	033-43055
Merrill Lynch Life Variable Life Separate Account II	Prime Plan V	033-43058
Merrill Lynch Life Variable Life Separate Account II	Prime Plan VI	033-43059
Merrill Lynch Life Variable Life Separate Account II	Prime Plan 7	033-43060
Merrill Lynch Life Variable Life Separate Account II	Prime Plan Investor	033-43056

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2017.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Variable Life Separate Account	Investor Life	033-41830
Merrill Lynch Variable Life Separate Account	Investor Life Plus	033-41829
Merrill Lynch Variable Life Separate Account	Estate Investor I	033-55678
Merrill Lynch Variable Life Separate Account	Estate Investor II	033-55472
Merrill Lynch Variable Life Separate Account	Legacy Power	333-47844
Merrill Lynch Life Variable Life Separate Account II	Prime Plan I, II, III, and IV , Directed Life	033-43057
Merrill Lynch Life Variable Life Separate Account II	Directed Life 2	033-43055
Merrill Lynch Life Variable Life Separate Account II	Prime Plan V	033-43058
Merrill Lynch Life Variable Life Separate Account II	Prime Plan VI	033-43059
Merrill Lynch Life Variable Life Separate Account II	Prime Plan 7	033-43060
Merrill Lynch Life Variable Life Separate Account II	Prime Plan Investor	033-43056

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2017.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Chief Financial Officer, Executive Vice President
And Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Assistant Treasurer, Controller and Senior Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Variable Life Separate Account	Investor Life	033-41830
Merrill Lynch Variable Life Separate Account	Investor Life Plus	033-41829
Merrill Lynch Variable Life Separate Account	Estate Investor I	033-55678
Merrill Lynch Variable Life Separate Account	Estate Investor II	033-55472
Merrill Lynch Variable Life Separate Account	Legacy Power	333-47844
Merrill Lynch Life Variable Life Separate Account II	Prime Plan I, II, III, and IV , Directed Life	033-43057
Merrill Lynch Life Variable Life Separate Account II	Directed Life 2	033-43055
Merrill Lynch Life Variable Life Separate Account II	Prime Plan V	033-43058
Merrill Lynch Life Variable Life Separate Account II	Prime Plan VI	033-43059
Merrill Lynch Life Variable Life Separate Account II	Prime Plan 7	033-43060
Merrill Lynch Life Variable Life Separate Account II	Prime Plan Investor	033-43056

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2017.

/s/ Eric J. Martin
Eric J. Martin
Assistant Treasurer, Controller and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Variable Life Separate Account	Investor Life	033-41830
Merrill Lynch Variable Life Separate Account	Investor Life Plus	033-41829
Merrill Lynch Variable Life Separate Account	Estate Investor I	033-55678
Merrill Lynch Variable Life Separate Account	Estate Investor II	033-55472
Merrill Lynch Variable Life Separate Account	Legacy Power	333-47844
Merrill Lynch Life Variable Life Separate Account II	Prime Plan I, II, III, and IV , Directed Life	033-43057
Merrill Lynch Life Variable Life Separate Account II	Directed Life 2	033-43055
Merrill Lynch Life Variable Life Separate Account II	Prime Plan V	033-43058
Merrill Lynch Life Variable Life Separate Account II	Prime Plan VI	033-43059
Merrill Lynch Life Variable Life Separate Account II	Prime Plan 7	033-43060
Merrill Lynch Life Variable Life Separate Account II	Prime Plan Investor	033-43056

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2017.

/s/ mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Executive Vice President, General Counsel and Secretary of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Variable Life Separate Account	Investor Life	033-41830
Merrill Lynch Variable Life Separate Account	Investor Life Plus	033-41829
Merrill Lynch Variable Life Separate Account	Estate Investor I	033-55678
Merrill Lynch Variable Life Separate Account	Estate Investor II	033-55472
Merrill Lynch Variable Life Separate Account	Legacy Power	333-47844
Merrill Lynch Life Variable Life Separate Account II	Prime Plan I, II, III, and IV , Directed Life	033-43057
Merrill Lynch Life Variable Life Separate Account II	Directed Life 2	033-43055
Merrill Lynch Life Variable Life Separate Account II	Prime Plan V	033-43058
Merrill Lynch Life Variable Life Separate Account II	Prime Plan VI	033-43059
Merrill Lynch Life Variable Life Separate Account II	Prime Plan 7	033-43060
Merrill Lynch Life Variable Life Separate Account II	Prime Plan Investor	033-43056

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2017.

/s/ Jay Orlandi
Jay Orlandi
Director, Executive Vice President, General Counsel and Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Chief Tax Officer and Senior Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Variable Life Separate Account	Investor Life	033-41830
Merrill Lynch Variable Life Separate Account	Investor Life Plus	033-41829
Merrill Lynch Variable Life Separate Account	Estate Investor I	033-55678
Merrill Lynch Variable Life Separate Account	Estate Investor II	033-55472
Merrill Lynch Variable Life Separate Account	Legacy Power	333-47844
Merrill Lynch Life Variable Life Separate Account II	Prime Plan I, II, III, and IV , Directed Life	033-43057
Merrill Lynch Life Variable Life Separate Account II	Directed Life 2	033-43055
Merrill Lynch Life Variable Life Separate Account II	Prime Plan V	033-43058
Merrill Lynch Life Variable Life Separate Account II	Prime Plan VI	033-43059
Merrill Lynch Life Variable Life Separate Account II	Prime Plan 7	033-43060
Merrill Lynch Life Variable Life Separate Account II	Prime Plan Investor	033-43056

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 2017.

/s/ David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Katherine A. Schulze, a Director, Chief Compliance Officer, Deputy General Counsel and Senior Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of, or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Registrant	Product Name	SEC 1933 File Number
Merrill Lynch Variable Life Separate Account	Investor Life	033-41830
Merrill Lynch Variable Life Separate Account	Investor Life Plus	033-41829
Merrill Lynch Variable Life Separate Account	Estate Investor I	033-55678
Merrill Lynch Variable Life Separate Account	Estate Investor II	033-55472
Merrill Lynch Variable Life Separate Account	Legacy Power	333-47844
Merrill Lynch Life Variable Life Separate Account II	Prime Plan I, II, III, and IV , Directed Life	033-43057
Merrill Lynch Life Variable Life Separate Account II	Directed Life 2	033-43055
Merrill Lynch Life Variable Life Separate Account II	Prime Plan V	033-43058
Merrill Lynch Life Variable Life Separate Account II	Prime Plan VI	033-43059
Merrill Lynch Life Variable Life Separate Account II	Prime Plan 7	033-43060
Merrill Lynch Life Variable Life Separate Account II	Prime Plan Investor	033-43056

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2017.

/s/ Katherine A. Schulze
Katherine A. Schulze
Director, Chief Compliance Officer, Deputy General Counsel and Senior Vice President